SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              DK INVESTORS, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                               DK INVESTORS, INC.
                              205 Lexington Avenue
                            New York, New York 10016
                                 (212) 779-4233

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON May 7, 2003

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DK Investors, Inc. ("DK" or "the corporation"), a New York corporation, will be held at the offices of the Corporation at 205 Lexington Avenue, New York, New York, at 10:00 a.m. on Wednesday, May 7, 2003, for the following purposes:

      1. To elect seven Directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and shall qualify;

      2. To approve or disapprove the continuation, without change, of the investment advisory agreement between DK and Wells Fargo, N.A.;

      3. To ratify or reject the selection of Cummings & Carroll, P.C., as independent auditors for DK for the fiscal year ending December 31, 2003;

      4. To transact any other business, that may properly come before the meeting in the discretion of the proxies or their subsidiaries.

      Stockholders of record at the close of business on March 31, 2003, are entitled to notice of and to vote at this meeting or any adjournment thereof.

By order of the Board of Directors
Martin Mushkin , Secretary
Dated: April 10, 2003

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ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU
EXPECT TO ATTEND THE MEETING, IT IS REQUESTED THAT YOU PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THUS ENABLING DK TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               DK INVESTORS, INC.
                              205 Lexington Avenue
                            New York, New York 10016
                                 (212) 779-4233

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD May 7, 2003

                       -------------------------------------

                                 PROXY STATEMENT
                              DATED: April 10, 2003

                       -------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DK Investors, Inc. ("DK") to be voted at the Annual Meeting of Stockholders to be held on May 7, 2003, at 10:00 a.m. and at any adjournment thereof, for the purposes set forth in the foregoing Notice of the Meeting.

      A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained thereon. If no choice or other instructions are given, the proxy will be voted

      FOR the election of each nominee as a Director,

      FOR the approval of the continuation, without change, of the investment advisory agreement between DK and Wells Fargo, N.A., and

      FOR the ratification of the selection of Cummings & Carroll, P.C. as independent auditors.

      The proxy confers discretionary authority on the persons designated as proxies to vote on other business, which may properly come before the Meeting. No other business is currently contemplated. A stockholder may revoke his proxy at any time before it is voted by filing with the Secretary of DK a written notice revoking it, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

      The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by DK. In addition to solicitations through the mails, proxies may be solicited by officers and employees of DK, its investment adviser, and its transfer agent, without additional compensation. Such solicitations may be by telephone, e-mail or otherwise. DK will reimburse brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

Voting Securities and Voting Requirements

      A quorum of shareholders is required to take action at the corporation's annual meeting. A majority of the shares entitled to vote at each annual meeting represented in person or by proxy, will constitute a quorum of shareholders at that meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" as present for purposes of determining a quorum. As to shares held by a broker a "non-vote" is shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. For purposes of determining the approval of the matters submitted for a vote of the shareholders, abstentions and broker non-votes will have no effect. The details of each proposal to be voted on by the shareholders and the vote required for approval of each proposal are set forth under the description of each proposal below. Those persons who were shareholders of record at the close of business on March 31, 2003, will be entitled to one vote for each share held.

      As of such date there were outstanding 1,175,717 shares of stock of DK, each share being entitled to one vote.

Share Ownership

      Based upon information provided by the Corporation's transfer agent and the officers and directors of the Corporation, the following table sets forth, as of March 31, 2003, all persons who beneficially owned more than 5% of the Corporation's Common Stock and the number of shares of the Corporation's Common Stock beneficially owned by all directors and officers of the Corporation as a group.

                                                   Shares Held Both of Record
          Name and Address                                or Beneficially                         % of Class
          ----------------                                ---------------                         ----------
Trust for the benefit of Murray Nadler       354,532                                                 30.16
and Murray Nadler, individually(1)           (100 shares are owned of record by Murray
   100 Sunrise Avenue                        Nadler, and 354,432 owned by the trust.
   Palm Beach, Florida

E. Nadler Revocable Trust,(1)(2)             60,000                                                   5.10
   100 Sunrise Avenue
   Elizabeth Nadler, Trustee


Trust created under the Will of Ann          127,000                                                 10.80
Nadler(3)
   c/o Gene Nadler
   1050 Fifth Avenue
   New York NY 10028

Francine Yellon(4)                            97,928                                                  8.83
   525 West 235th Street.
   Bronx, NY 10463

Sheila Nadler                                 90,656                                                  7.71
   15 West 72nd St.
   New York, NY 10023

Mona T. Armistead                             66,077                                                  5.62
   26169 Rancho Manuella Lane
   Lose Altos Hills, CA 94022

Mary Alice T. Bodenhorst                      63,303                                                  5.38
   111 Crestview Dr.
   Abington, VA 24210

Officers and Directors as a Group(5)         137,900                                                 11.73

      (1) The trustees of the Trust for the benefit of Murray Nadler are Murray's wife, Elizabeth Nadler, and their sons, Gene Nadler and Harry Nadler. Gene Nadler and Harry Nadler are directors and officers of DK. Their individual share holdings are listed below under Director nominees and not included in this total.

      (2) Effective in March, 2003, Elizabeth Nadler transferred all of the 60,000 shares owned by her to the E. Nadler Revocable Trust. She is the trustee and principal beneficiary.

      (3) The trustees of the Trust are Gene Nadler and Harry Nadler, both of whom are directors of the corporation. Their individual holdings are listed below under Director nominees and not included in this total.

      (4) Includes 10,638 shares owned by Francine Yellon's husband, Leslie Yellon. Francine Yellon is a director of the corporation.

      (5) The shareholdings and interests of the Officers and Directors are listed below.

History of the Corporation and Family Relationships

DK Investors, Inc. was founded in 1934 by the father of Murray Nadler, and Leon Nadler. Glenn O. Thornhill became a major stockholder in the 1940s. DK became an investment company in 1978.

Ann Nadler was the wife of Leon Nadler. Leon Nadler and Ann Nadler are deceased. Sheila Nadler and Francine Yellon are the daughters of Leon and Ann Nadler. Elizabeth Nadler is the wife of Murray Nadler. Gene Nadler and Harry Nadler are the sons of Murray and Elizabeth Nadler. Francine Yellon, Gene Nadler, and Harry Nadler are directors of the Corporation.

Mona T. Armistead, Mary Alice T. Bodenhorst, Joyce T. Bruns and Glenn O. Thornhill, Jr. are the daughters and son of Glenn O. Thornhill. In November, 2001, the Estate of Glenn O. Thornhill, Jeffrey B. Bodenhorst, Executor, distributed all of the 156,071 shares of the corporation then held by the estate to the following people: Mona T. Armistead, 52,023 shares; Mary Alice T. Bodenhorst, 52,024 shares; Bruns Living Trust, Robert E. Bruns, Trustee, 52,024 shares. As a result of these transfers, the Estate of Glenn O. Thornhill ceased to be a stockholder of the corporation, and the named persons became holders, of record or beneficially, of the shares distributed. Prior to the transfer, Ms. Armistead, Ms. Bodenhorst and Mr. Thornhill were the holders, of record or beneficially of other shares of the corporation. Those other shares are included above.

1. ELECTION OF DIRECTORS

Each of the following named persons is a nominee for election as a director of the Corporation until the next annual meeting of shareholders or until his or her successor is elected and qualified. Each share is entitled to one vote.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of the Corporation. It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by the present Board.

The table below shows each nominee's age, principal occupations and other principal business affiliations, the year in which each nominee was first elected or appointed a Board Member and the number of common shares of the Corporation which each nominee beneficially owned as of March 31, 2003 All of the nominees were last elected to the Board at the 2002 annual meeting of shareholders. None of the Board Members is a director of any other investment company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

                                                                                                 No. of Shares of
                                                                                                   Corporation's
                                                                      Has Served as a          Common Stock Owned of
                                        Principal Occupation              Director            Record, range of value,
          Name              Age          During Past 5 Years                Since                 and percent(1)
          ----              ---          -------------------                -----                 --------------
Harry Nadler(2)(3)           54    Real Estate Management Sales             1992                         19,401
                                   and Leasing; Spaceworks Real                                     Over $100,000
                                   Estate Services, Inc.                                                 1.6%

Gene Nadler(2)(3)            51    Vice President, Solomon Smith            1992                         20,226
                                   Barney, Inc., investment                                         Over $100,000
                                   bankers                                                                1.7%

Francine                     74    Housewife                                1996                         97,928
Yellon(2)(3)                                                                                        Over $1 million
                                                                                                          8.83%

Thomas B.Schulhof            55    President and Director of                1986                               0
                                   Quadriga Art, Inc.

Joseph Kell                  84    Private Investor                         1992                               0

Angelo J. Balafas            77    Retired. Formerly Sr.                    1992                           345
                                   Vice President, Chemical                                          Under $10,000
                                   Bank.                                                                  .02%

Andrew Brucker               51    Attorney at Law                          1993                               0

(1) Based on 1,175,717 shares outstanding as of March 31, 2003.

(2) See shares owned by family members and trusts set forth under Share Ownership above. Shares and percentage for Francine Yellon include 10,638 shares owned by her husband. Shareholdings of Trusts listed under Share Ownership of which Gene Nadler and Harry Nadler are Trustees are not listed in this chart.

(3) Harry Nadler, Gene Nadler, and Francine Nadler may be deemed "interested persons" as defined in the Investment Company Act of 1940 as amended.

Attendance at Board Meetings and Directors Compensation

The Board held four regular meetings in 2002. Each Director was paid $500 for each meeting he or she attended. The total fees paid to directors for attendance at meetings in 2002 was $11,500. The fees paid to each director and their attendance at the four meetings held during 2002 are as follows:

Gene Nadler            4 meetings        $2,000   Andrew Brucker, Esq.    3 meetings     $1,500
Harry Nadler           3 meetings        $1,500   Joseph Kell             3 meetings     $1,500
Francine Yellon        3 meetings        $1,500   Thomas B. Schulhof      3 meetings     $1,500
Angelo J. Balafas      4 meetings        $2,000

Officers of the Corporation

The only officers of the Corporation are Gene Nadler, President, Harry Nadler, Executive Vice President, and Martin Mushkin, Secretary. Messrs. Nadler have served as officers of the corporation for more than five years. None receives any compensation for serving in that capacity. Additional information regarding them appears under Beneficial Owners, and Board Nominees and Directors above. Mr. Mushkin has been a member of the firm of Pomeranz Gottlieb & Mushkin, LLC, counsel to the corporation, since 1997. He has been an attorney at law since 1956. PGM received $25,935 in legal fees and expense reimbursements in 2002 from the corporation.

2. APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT WITH WELLS FARGO, N.A.

Selection of a New Investment Adviser and Custodian

As of June 6, 2001, Wells Fargo Bank, N.A. became the investment advisor to the corporation. Prior thereto, JP Morgan Fleming Inc., successor in interest to Chase Asset Management, Inc., had been the investment advisor to the corporation. It resigned the account due to a change in policy as to the size of the accounts it would advise.

At its meeting held on February , 2003, the Board of Directors recommended to the shareholders that the investment advisory contract with Wells Fargo, N.A. be renewed for the forthcoming year upon the same terms as the prior year. Under the investment advisory agreement (the "Agreement"), Wells Fargo, N.A. will furnish the Corporation investment advice, certain administrative, clerical, bookkeeping, statistical services, and act as custodian of DK's assets. All services provided the Corporation pursuant to the Agreement will be furnished directly by Wells Fargo, N.A. The Agreement provides for Wells Fargo, N.A. to be paid a fee on a monthly basis of .30% of the average daily net asset value of the portfolio for the first $15 million, and .25% thereafter. This fee schedule is guaranteed for five years (from June 6, 2001). The accounting method for funds such as DK Investors is to account for principal and interest in separate accounts. Wells Fargo's fee is calculated, collected and charged on a monthly basis to the principal account of the Corporation as it has been in the past. For 2002, $45,237 was paid to Wells Fargo, NA for investment advisory services. The Board recommended the renewal of the contract since the fee schedule remains competitive and the services were satisfactory.

Subject to prior termination as described below and subject to termination by either party on thirty days written notice, the Advisor's Agreement shall continue in force for one year from the date of the continuation of the Agreement, and from year to year thereafter so long as such continuance after that date (1) is specifically approved at least annually by a vote of the Board of Directors of the Corporation, (2) including a majority of those directors who are not parties to the Advisor's Agreement or "interested persons" (as that term is defined under the Investment Company Act of 1940) of any such party; provided in each case that votes by the Board of Directors are cast in person at a meeting called for the purpose of voting such approval, and (3) by vote of a majority of the outstanding voting securities of the Corporation,. The Agreement provides that the contract will automatically terminate in the event of its "assignment" as that term is defined under the Investment Company Act of 1940 and may be terminated by either party on thirty days written notice. The discussion of the Agreement contained in this proxy statement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is available from the corporation.

Information about Wells Fargo Bank N.A.

Wells Fargo Bank, N.A. is a subsidiary of Wells Fargo & Company. Wells Fargo & Company, the parent of Wells Fargo Bank, N.A., is a diversified financial services company organized under the laws of Delaware and registered as a bank holding company and as a financial holding company. Based on assets, as of December 31, 2002, it was one of the largest bank holding companies in the United States. The parent is a public company the reports of which can be found on the EDGAR website of the Securities and Exchange Commission. The parent has its principal place of business at: 420 Montgomery St, Sixth & Marquette, San Francisco, CA 94163. The office of Wells Fargo, N.A. which manages the account is located at 301 University Avenue, Ste 301, Palo Alto, California 94301.

Wells Fargo does not manage any other investment company with similar investment objectives.

The Chief Executive Officer and each director of Wells Fargo & Company, their addresses, and their principal occupations are as follows:

RICHARD M. KOVACEVICH            Mr. Kovacevich, 59, has served as president and
                                 chief executive officer of the Company since
                                 November 1998, and also became chairman in April 2001. From January 1993 to November 1998, he served as chief executive officer of the former Norwest. During that time he also served as president through January 1997 and as chairman from May 1995 to November 1998. Mr.
                                 Kovacevich also serves as a director of
                                 Cargill, Incorporated and Target Corporation.
                                 Mr. Kovacevich became a director of the former
                                 Norwest in 1986.

J. A. BLANCHARD III              Mr. Blanchard, 60, served as chairman and chief
                                 executive officer of eFunds Corporation in Scottsdale, Arizona, from June 2000 through
                                 September 2002 and retired as of December 31, 2002. He also served as chairman, president, and chief executive officer of Deluxe
                                 Corporation from May 1995 until December 2000.
                                 eFunds Corporation, a spin-off corporation of Deluxe Corporation, offers electronic payment, payment protection, and related professional services to the financial and retail industries. Mr. Blanchard is also a director of ADC Telecommunications Inc. He became a director of the former Norwest in 1996.

SUSAN E. ENGEL                   Ms. Engel, 56, has been chairwoman, chief
                                 executive officer, and a director of Department
                                 56, Inc., a designer and marketer of
                                 collectibles and specialty giftware in Eden
                                 Prairie, Minnesota, since November 1996. Ms.
                                 Engel also serves as a director of SUPERVALU
                                 INC. She became a director of the former
                                 Norwest in 1998.

ENRIQUE HERNANDEZ, JR.           Mr. Hernandez, 47, has been chairman,
                                 president, chief executive officer, and a director of Inter-Con Security Systems, Inc., a provider of high-level security services and systems to government, utilities and industrial customers in Pasadena, California, since 1984.
                                 Mr. Hernandez is also a director of McDonald"s
                                 Corporation and Tribune Company and the
                                 Presiding Director of Nordstrom, Inc. He became a director of the Company in January 2003.

ROBERT L. JOSS                   Mr. Joss, 61, became Philip H. Knight professor
                                 and dean of the Graduate School of Business at Stanford University, Palo Alto, California, in
                                 September 1999. From 1993 to 1999, he served as chief executive officer and managing director of Westpac Banking Corporation, Australia's second largest banking organization. Prior to joining Westpac, Mr. Joss held a variety of positions at Wells Fargo Bank, N.A., including vice chairman from 1986 to 1993. He is also a director of BEA Systems, Inc. and E.piphany,
                                 Inc. Mr. Joss became a director of the Company in 1999.

REATHA CLARK KING                Dr. King, 64, became chairwoman of the Board of
                                 Trustees of the General Mills Foundation, a corporate foundation in Minneapolis, Minnesota, in June 2002. Prior to that date, she served as president and executive director of the General
                                 Mills Foundation from November 1988 to May
                                 2002. She also served as vice president of General Mills, Inc., with responsibility for its citizenship programs. She is a director of Department 56, Inc., Exxon Mobil Corporation,
                                 H.B. Fuller Company, and Minnesota Mutual
                                 Companies, Inc. Dr. King became a director of the former Norwest in 1986.

RICHARD D. MCCORMICK             Mr. McCormick, 62, served as chairman of the
                                 board of U S WEST, Inc., a telecommunications and data networking company in Denver, Colorado, from June 1998 until his retirement in 1999.

                                 From May 1992 to June 1998, he had been
                                 chairman, president, and chief executive officer of U S WEST, Inc. Mr. McCormick also serves as a director of Health Trio, Inc., United Airlines Corporation, and United Technologies Corporation. He became a director of the former Norwest in 1983.

CYNTHIA H. MILLIGAN              Ms. Milligan, 56, has served as dean of the
                                 College of Business Administration at the University of Nebraska-Lincoln since June 1998.
                                 From March 1991 to May 1998, she was president and chief executive officer of Cynthia Milligan
                                 & Associates in Lincoln, Nebraska, a consulting firm to financial institutions. Ms. Milligan also serves as a director of Calvert Funds and Raven Industries, Inc. She became a director of the former Norwest in 1992.

BENJAMIN F. MONTOYA              Mr. Montoya, 67, became chief executive officer
                                 and a director of Smart Systems Technologies, Inc., a home automation and energy management systems company, in Albuquerque, New Mexico, in June 2001. He served as chairman and chief executive officer of Public Service Company of New Mexico from June 2000 until his retirement in October 2000. From 1993 until June 2000, he had been president and chief executive officer of Public Service Company of New Mexico, and beginning in June 1999, also served as chairman of the board. He is also a director of Brown and Caldwell, The Environmental Company, and
                                 Jacobs Engineering Group, Inc. Mr. Montoya became a director of the former Norwest in 1996.

PHILIP J. QUIGLEY                Mr. Quigley, 60, served as chairman, president,
                                 and chief executive officer of Pacific Telesis
                                 Group, a telecommunications holding company in San Francisco, California, from April 1994 until his retirement in December 1997. He also serves as a director of SRI International, Nuance Communications, Inc., and Vina
                                 Technologies, Inc. and as an advisory director of Thomas Weisel Partners LLC. Mr. Quigley became a director of the former Wells Fargo in 1994.

DONALD B. RICE                   Mr. Rice, 63, has been president, chief
                                 executive officer, and a director of Agensys, Inc. (formerly UroGenesys, Inc.), a biotechnology research and development company in Santa Monica, California, since December
                                 1996, and chairman of the board since February
                                 2002. He is also a director and serves as chairman of the board of Scios, Inc., and as a director of Amgen

                                 Inc., Vulcan Materials Company, and Unocal
                                 Corporation. Mr. Rice served as a director of the former Wells Fargo from 1980 to 1989, and rejoined the board of the former Wells Fargo in 1993.

JUDITH M. RUNSTAD                Ms. Runstad, 58, is of counsel to Foster Pepper
                                 & Shefelman PLLC, a law firm in Seattle, Washington, and was a partner of the firm from April 1979 to January 1997. She specializes in real estate development, land use, and environmental law. She is also a director of SAFECO Corporation and Potlatch Corporation.
                                 Ms. Runstad became a director of the former
                                 Wells Fargo in 1998.

SUSAN G. SWENSON                 Ms. Swenson, 54, has served as president and
                                 chief operating officer and a director of Leap
                                 Wireless International, Inc., a wireless communications carrier in San Diego,
                                 California, since July 1999. From March 1994 to
                                 July 1999, she was president and chief
                                 executive officer of Cellular One, a cellular telecommunications company in South San
                                 Francisco, California. She is also a director of General Magic, Inc. and Palm, Inc. Ms.
                                 Swenson became a director of the former Wells
                                 Fargo in 1994.

MICHAEL W. WRIGHT                Mr. Wright, 64, served as chairman, president,
                                 and chief executive officer of SUPERVALU INC., a food distributor and retailer headquartered in Minneapolis, Minnesota, from June 1981 until
                                 June 2000, and as chairman and chief executive officer until June 2001 when he retired as chief executive officer. Mr. Wright retired as chairman and as a director of SUPERVALU INC. in June 2002. He is also a director of Canadian
                                 Pacific Railway Company, Cargill, Incorporated,
                                 Honeywell International Inc., and S. C. Johnson
                                 & Son, Inc. Mr. Wright became a director of the former Norwest in 1991.

The Professionals Who Manage the Account

The individuals who will be the principal advisers to the Company in regard to its portfolio are:

Timothy J. Leach                 Mr. Leach is Executive Vice President and Chief
                                 Investment Officer of Wells Fargo. He has served as Chief Investment Officer since May of 1999. He is responsible for establishing investment policy for over 1300 investment professionals across 24 states, administering a total of $120 billion of client assets. In addition, Mr. Leach has direct oversight of the investment strategy and process for investment professionals with discretionary management of over 60,000 client accounts totaling over $52 billion. Prior to rejoining Wells Fargo in 199, Mr. Leach was President and Chief Investment
                                 Officer of ABN Amro Asset Management, Inc., the
                                 US investment management subsidiary of the Dutch global bank, ABN Amro. As CIO, Mr. Leach had oversight of 80 investment professionals managing $8 billion of client assets. In addition, Mr. Leach was the Chairman of the Board of the $3.5 billion ABN Amro Fund mutual fund complex. From 1977 through 1994 Mr. Leach held various asset management positions with Wells Fargo Bank and a predecessor division within Bank of America.

Alan R. Adelman                  Alan Adelman is Executive Vice President and
                                 Chief Investment Strategist of Wells Fargo's
                                 Private Client Services which administers more than $133 billion in assets, including $60 billion actively managed assets for high net-worth investors. In this position, he provides investment strategy for some 220 portfolio managers, 1200 registered representatives, 600 personal trust officers and 150 private bankers throughout PCS. He also manages investment professionals in Western
                                 Locations from Alaska to Texas and he is the Chief Investment Officer for Well Fargo's off-shore trust company. Mr. Adleman joined
                                 Wells Fargo in October 2000. Prior to coming to the company, he worked at First Union Bank.
                                 From 1994 to 1997, Adelman served as CEO and
                                 President of Analytic-TSA Global Asset
                                 Management, a United Asset Management firm based in Los Angeles and London. Before that, he was the Chief Investment Officer of First
                                 Interstate Bank of California's Investment
                                 Management Division.

Richard L. Holbrook              Mr. Holbrook is a Senior Portfolio Manager in
                                 the Private Client Services Division in the
                                 Palo Alto office of Wells Fargo Bank. Rick joined the firm in 1998. He focuses on helping clients achieve their financial objectives, creating and managing investment portfolios designed to meet client goals. Prior to joining
                                 Wells Fargo, Rick served
                                 as the Global Asset Allocation Investment
                                 Strategist for high net worth clients at Montgomery Asset Management, based in San
                                 Francisco, California. Rick began his
                                 investment career at Bailard, Biehl & Kaiser, in San Mateo, California in 1979. During his 17 year tenure there, he served as co-director of Global Asset Allocation strategy, directing the investment strategies for over $1 billion under management for BB&K's high net worth private clients. He commenced advising DK Investors, Inc. in the summer of 2001.

Required Vote

Approval of the Advisor's Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Company. Management recommends a vote "FOR" approval of the Advisor's Agreement.

3. APPROVAL OF CUMMINGS & CARROLL, P.C. AS INDEPENDENT AUDITORS

The members of the Board who are not "interested persons" of the Corporation have unanimously selected Cummings & Carroll, P.C., independent public accountants, as independent auditors, to audit the books and records for the Corporation for its current fiscal year. Cummings & Carroll, P.C. has served the Corporation in this capacity since before it became an investment company in 1978. It has no direct or indirect financial interest in the Corporation except as independent auditors. The selection of Cummings & Carroll, P.C., as independent auditors of the Corporation is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Corporation present and entitled to vote on the matter. A representative of Cummings & Carroll, P.C. is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

Cummings & Carroll, P.C. is located at 175 Great Neck Road, Great Neck, NY
11021.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of DK's annual financial statements for the most recent fiscal year and the review of the Corporation's semi-annual financial statement was $13,000. No other fees were paid to Cummings & Carroll for 2002.

The board unanimously recommends that shareholders vote for the ratification of the selection of Cummings & Carroll, P.C. as independent auditors.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Corporation. Additional solicitation may be made by letter, telephone or telegraph by officers of the Corporation, by officers or employees of Wells Fargo, N.A., or by dealers and their representatives.

FISCAL YEAR

The fiscal year end of the Corporation is December 31.

ANNUAL REPORT DELIVERY

The annual reports was sent to shareholders of record of the Corporation on or about March 4, 2003. THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND/OR SEMI-ANNUAL REPORT AS AVAILABLE UPON REQUEST. SUCH WRITTEN OR ORAL REQUESTS SHOULD BE DIRECTED TO THE CORPORATION AT 205 LEXINGTON AVENUE, NEW YORK, NY 10016-6022 OR BY CALLING 212-779-4233. The Corporation's annual report has been filed electronically with the Securities and Exchange Commission and can be viewed on the SEC's EDGAR website.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Corporation's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Corporation.

A list of shareholders entitled to be present and to vote at the Corporation's Annual Meeting will be available at the offices of the Corporation, 205 Lexington Ave., New York, NY 10016-6022 for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Martin Mushkin, Corporate Secretary

                       ANNUAL MEETING OF STOCKHOLDERS OF

                               DK INVESTORS, INC.
                                   May 7, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


            Please detach and mail in the envelope provided.
--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. |X|
--------------------------------------------------------------------------------

1.    Election of Directors:

                                 NOMINEES:

|_| FOR ALL NOMINEES             ( )  Francine Yellon
                                 ( )  Andrew Brucker
|_| WITHHOLD AUTHORITY           ( )  Thomas B. Schulhof
    FOR ALL NOMINEES             ( )  Harry Nadler
                                 ( )  Gene Nadler
|_| FOR ALL EXCEPT               ( )  Joseph Kell
    (See instructions below)     ( )  Angelo Balafas

To consider and act upon a proposal to:              FOR     AGAINST    ABSTAIN

2.    Approve the renewal of the Investment
      Advisor's Agreement between the Company and
      the Wells Fargo Bank, N.A.                     |_|       |_|        |_|

3.    Approve the retention of Cummings & Carroll,
      P.C. as the Company's independent auditors:    |_|       |_|        |_|

4 Upon such other business as may come before the said meeting or any adjustments therefor:

A majority of the proxies may exercise all powers granted hereunder, and if, only one of the proxies shall be present, he may exercise all the powers granted hereunder.




INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
                nominee you wish to withhold, as shown here: |X|
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note  |_|
that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


Signature of Stockholder _______________________________ Date: _________________


Signature of Stockholder _______________________________ Date: _________________

      Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                               DK INVESTORS, INC.
        Proxy Solicited by Management for Annual Meeting of Stockholders
                                  May 7, 2003

The undersigned stockholder of DK Investors, Inc. hereby appoints Thomas B. Schulhof, Gene Nadler and Martin Mushkin and each of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, and revocation to each of them for and in the name of the undersigned to vote all the shares of stock of the Company which the undersigned may be entitled to vote, with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of the Company to be held at 205 Lexington Avenue, 16th Floor, New York, NY on May 7, 2003 at 10:00 a.m. and any adjournment of such meeting, on the following matters:

                (Continued and to be signed on the reverse side)